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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-35901 of Amphenol Corporation on Form S-8 of our report dated January 15, 2002, appearing in this Annual Report on Form 10-K of Amphenol Corporation for the year ended December 31, 2001.

Deloitte & Touche LLP
Hartford, Connecticut
March 28, 2002